UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material Pursuant to §240.14a-12

SPX Corporation
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

In connection with its 2005 Investor Conference held on March 3, 2005 SPX Corporation has made the following presentation available to the public.

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Searchable text section of graphics shown above

SPX Corporation

2005 Investor Conference

[GRAPHIC]

[LOGO]

March 3, 2005

Grand Hyatt Hotel, NY

[LOGO]	Forward-Looking Statements

Certain statements contained in this presentation that are not historical facts are forward-looking statements and are thus prospective.  These forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.  More information regarding such risks can be found in SPX’s SEC filings.

This presentation includes non-GAAP financial measures. A copy of this presentation, including a reconciliation of the non-GAAP financial measures with the most comparable measures calculated and presented in accordance with GAAP, is available on our website at www.spx.com.

March 3, 2005

Introductions

Chris Kearney	President, Chief Executive Officer

Jay Caraviello	EVP, Co-Chief Operating Officer

Patrick O’Leary	EVP, Chief Financial Officer

Tom Riordan	EVP, Co-Chief Operating Officer

Jeremy Smeltser	Director of Corporate Finance

SPX Leadership Team

Agenda

Chris Kearney	Key Messages

Jay Caraviello	Operational Review
Tom Riordan	and Operating Initiatives

Patrick O’Leary	2004 Financial Results
2005 Financial Strategy and Guidance

Chris Kearney	Closing

All	Q&A

Key Messages

•                  Good corporate governance and transparency for the benefit of all stakeholders

•                  Mainstream executive compensation plan

•                  Centralized operational management structure

•                  Focus on operational improvement

•                  Disciplined approach to acquisitions and capital investment

Management Team Committed to Driving Improved Value

Corporate Governance Improvements 2002 through 2004

•                  Actions Taken

•                  Independent Nominating and Governance Committee

•                  Independent Directors Meet Without CEO

•                  Corporate Governance Guidelines

•                  Independence Standards

•                  New Committee Charters

•                  Split Chairman and CEO roles

•                  Continuing Process

•                  Search for Best Practices

•                  Peer Benchmarking

•                  Investor Feedback

ISS – Corporate Governance Quotient

[CHART]

Significant Improvement in Corporate Governance Scores Top 20% of Capital Goods Index Companies

Recent Changes in Corporate Governance

•                  Chairman and CEO roles split – December 2004

•                  Independent Board members removed from EVA compensation plan to fixed cash and equity-based compensation

•                  Compensation committee retained Watson Wyatt Worldwide to conduct comprehensive study of executive compensation

•                  Board direction to move executives away from EVA-based compensation toward more conventional metrics

•                  Annual restricted stock grants are now subject to performance vesting related to shareholder returns compared to the S&P 500

•                  Senior executives chose to forego 2004 cash bonus payments and surrendered 2.5m “out of the money” options

•                  Board announced search for two additional independent directors

Committed to Competitive Alignment with
Investor Interests and Strong Corporate Governance

Organization Update

Board of Directors

Chris Kearney President & Chief Executive Officer

Patrick O’Leary Executive Vice President Treasurer & CFO	Robert Foreman Senior Vice President Human Resources	Jay Caraviello Executive Vice President & Co-Chief Operating Officer	Tom Riordan Executive Vice President & Co-Chief Operating Officer	Open Vice President General Counsel	Michael Whitted Vice President Business Development

	Thermal Equipment & Services	Flow Technology	Test & Measurement	Industrial Products & Services

		IT	Lean Council

		Supply Chain	China

Organizational Development

New Organization Structure
Designed to Increase Focus on Operations

2004 Overview

Positives:

•                  Positive organic revenue growth: 4%

•                  Strong market share positions in each business segment

•                  Pockets of operational excellence

Challenges:

•                  Margins have eroded

•                  Significant decline in free cash flow

•                  Decentralized structure:

•                  Autonomous business culture

•                  Decentralized acquisition process

•                  Communications with investment community

Despite Organic Revenue Growth,
Operational Challenges Led to a Disappointing 2004

2005 Improvement Goals

•                  Stabilize and increase segment margins

•                  Target 100 bps improvement

•                  Challenging first quarter:

–                 Segment income declines

+                 Improved cash flow

+                 Significant gains on asset sales

•                  Achieve steady incremental growth in net income and cash flow as the year progresses

•                  Leverage best practices from successful operating units throughout company

•                  Link executive incentive compensation to improvement goals

Drive Operational Improvement;
Link Compensation with Improvement Goals

Long-Term Objectives

•                  Expand Lean manufacturing and improve supply chain management

•                  Apply lessons from competitive benchmarking

•                  Focus on executing growth strategy

•                  Disciplined and consistent capital allocation

•                  Long-term double-digit EPS growth target:

•                  2005 pro forma EPS: $2.70 per share

•                  2006 and beyond: pro forma EPS growth of 10-12%

Return to Double-Digit EPS Growth

Strategic Overview

•                  Operating difficulties led to a thorough strategy and portfolio review

•                  Identified need to centralize and focus long-term growth strategy

•                  Organized portfolio into two categories:

•                  3 Core Growth Platforms

•                  Attractive Niche Businesses

Strategic Assessment
2005E Revenues

[CHART]

Focused Long-Term Growth Strategy

Core Growth Platforms

•                  Globalized SPX platforms

•                  Achieved critical mass

•                  Participate in large, fragmented, global end markets

•                  Attractive acquisition opportunities

•                  3% - 5% organic growth characteristics

New Segments
2005E Revenues

[CHART]

3 Focused Growth Platforms Contribute 71% of 2005E Revenues

Niche Businesses

•                  Strong market positions

•                  Diverse end markets

•                  Good cash flow characteristics

•                  Lack global scale

•                  Acquisitions unlikely

•                  Sustainable strategic positioning

New Segments
2005E Revenues

[CHART]

Harvest Cash Flow and Evaluate Future Strategic Opportunities

Agenda

Chris Kearney	Key Messages

Jay Caraviello & Tom Riordan	Operational Review and Operating Initiatives

Patrick O’Leary	2004 Financial Results 2005 Financial Strategy and Guidance

Chris Kearney	Closing

All	Q&A

New Operational Structure

Jay Caraviello		Tom Riordan

Thermal Equipment & Services	Flow Technology	Test & Measurement	Industrial Products & Services

• Cooling Technologies and Services • Weil McLain • Marley Engineered Products	• Process Equipment • Air Treatment	• Service Solutions • Radiodetection • LDS • GFI Genfare	• Contech • Filtran • Waukesha Electric • Dielectric • Vance • Fluid Power • Dock Products • Fenn Technologies • TPS

26%	20%	25%	29%

Continuing Operations Include
18 Business Units in 4 Segments

Segment Strategies

Core Platforms for Focused Growth			Other Niche Businesses

Thermal Equipment & Services	Flow Technology	Test & Measurement	Industrial Products & Services

• Large scale player in global heat exchanger market – provides growth opportunities • Acquisitions to broaden product / end market balance	• Fragmented, diverse global markets • Numerous acquisition opportunities to deploy engineered solutions with manufacturing excellence	• Acquisitions to broaden end market balance • Re-deploy technology to alternative end markets	• Strong franchises • Depressed margins • Significant upside potential • Stabilize, improve • Evaluate future strategic opportunities

26%	20%	25%	29%

71%

3 Scalable, Global Platforms for Growth

Thermal Equipment & Services

Positioning

•                  Unique position as only full line cooling tower company

•                  Increased cooling and service backlog from $440m to $699m

•                  Large addressable market

•                  Significant exposure to Asian infrastructure (China / India)

•                  Leading brands in niche heating segments

Products

[GRAPHIC]	[GRAPHIC]

Dry Cooling	Wet Cooling

[GRAPHIC]	[GRAPHIC]

Heating and Ventilation Equipment	Residential Boiler

Strong Market Positions With Global Scale

Financial Summary

($’s in millions)

	2003	2004	2005E
Revenue	$883	$1,066	$1,185
% growth	29%	21%	11%

Organic Growth	6%	3%	11%

Segment Income	$116	$127	$127
% margin	13.1%	11.9%	10.7%

Return on Assets (1)	N/A	16.5%	16.1%

Capital Spending	$6	$9	$20

(1)          Return on assets equals segment income divided by net assets including goodwill and intangibles at 12/31/2004

Operating Focus

•                  Improve cooling equipment margins:

•                  China sourcing

•                  Package and dry tower pricing

•                  New product intros: Air2Air, Fluid Cooler

•                  Successful transition to Eden, NC plant and “pull-through” operating system

•                  Global expansion of Thermal Service platform ($20 million of orders in China)

Focus on Margin Expansion

Revenue Growth

($’s in millions)

[CHART]

2004

•                  Hamon cooling acquisition completed December 2003

•                  Currency benefit

•                  Pricing improvements boiler business

2005E

•                  11% organic growth driven by Thermal services

•                  Increased dry cooling project mix

•                  China: 3% of sales in 2003 11% of sales in 2005E

Transition to Organic Growth Profile

Margin Development

[CHART]

2004

•                  Hamon acquisition diluted margins by 1%

•                  Pricing actions did not recover commodity cost increases; spread = ($5) million

2005E

•                  Lean manufacturing improvements at Weil McLain

•                  Mix shift to lower margin dry cooling projects, thermal service and heat exchanger equipment

Working to Recover Increased Costs with Pricing and Productivity

Flow Technology

Positioning

•                  Branded, engineered products

•                  Focus on niche end markets

•                  Increasing solutions (multi-product) sales

•                  Growing aftermarket revenues

•                  Attractive acquisition opportunities

Products

[GRAPHIC]	[GRAPHIC]

Mixers	Dryers

[GRAPHIC]	[GRAPHIC]

Valves	Process Pumps

Diverse Products and Brands Sharing a Common Platform

Financial Summary

($’s in millions)

	2003	2004	2005E
Revenue	$733	$869	$900
% growth	8%	18%	4%

Organic Growth	(5)%	(2)%	3%

Segment Income	$127	$105	$114
% margin	17.3%	12.1%	12.7%

Return on Assets	N/A	14.3%	15.5%

Capital Spending	$8	$6	$16

Operating Focus

•                  Valves lean manufacturing initiatives

•                  Address European softness in mixer market

•                  Improve dehydration and filtration margins:

•                  Price

•                  China sourcing

•                  Manufacturing and SG&A rationalization

•                  Upgrade IT infrastructure

Increase CAPEX to Support Margin Expansion

Revenue Growth

($’s in millions)

[CHART]

2004

•                  McLeod Russell acquisition completed in January 2004

•                  Soft oil and gas demand in Europe

•                  Limited price improvement

2005E

•                  Implemented price actions should drive top-line growth

•                  Global expansion into China

Transition to Organic Growth Profile

Margin Development

[CHART]

2004

•                  McLeod Russell restructuring actions restored profitability to break-even

•                  Operational issues at valves

2005E

•                  Pricing actions expected to exceed commodity cost increases

•                  Lean manufacturing initiatives will drive valves margin improvements

Price and Operating Improvements Drive Margin Improvement

2005 Segment Targets

	Full Year
($’s in millions)	2004	2005E	Comments
Thermal
Revenues	$1,065	$1,185	• Asia and services market expansion
Segment Income	$127	$127	• Increased mix of lower margin dry cooling towers
Segment margin	11.9%	10.7%

Flow Technology
Revenues	$869	$900	• Mid single-digit organic growth
Segment Income	$105	$114	• Valves integration, Lean focus
Segment margin	12.1%	12.7%

Test & Measurement
Revenues	$1,093	$1,110	• Incremental revenue and income growth from 2004 acquisitions
Segment Income	$128	$131
Segment margin	11.7%	11.8%

Industrial
Revenues	$1,346	$1,275	• Reduced sales to unprofitable customers
Segment Income	$57	$95	• Improved operations at Dock, raw material cost recovery
Segment margin	4.3%	7.4%

Stabilization and Operating Improvement Expected in 2005

Test & Measurement

Positioning

•                  Branded, engineered products

•                  Diverse end markets including:

•                  Transportation

•                  Telecom/Utilities

•                  Defense/Aerospace

•                  Research and Testing

Products

[GRAPHIC]	[GRAPHIC]

Rotating Electrical Tester	Vibration Test System

[GRAPHIC]	[GRAPHIC]

Scan Tool	Fare Box

Specialty Tools, Hand-Held Diagnostic Systems,
Vibration Test Systems and Transportation Fare Collections Systems

Financial Summary

($’s in millions)

	2003	2004	2005E
Revenue	$932	$1,093	$1,110
% growth	6%	17%	2%

Organic Growth	5%	9%	(1)%

Segment Income	$117	$128	$131
% margin	12.6%	11.7%	11.8%

Return on Assets (1)	N/A	15.6%	15.9%

Capital Spending	$5	$7	$13

(1)          Return on assets equals segment income divided by net assets including goodwill and intangibles at 12/31/2004

Operating Focus

•                  Strengthen market leadership

•                  Execute key manufacturing initiatives (e.g. Lean)

•                  Improve back offices and systems

•                  Integrate product platforms

•                  Continue to leverage outsourcing model

•                  Aggressively expand commercialization of China market

9% Organic Growth in 2004

Revenue Growth

($’s in millions)

[CHART]

2004

•                  Growth driven by bolt-on acquisitions in the automotive and data acquisition markets

•                  Volume up substantially on OE auto platform rollouts, transportation initiatives, and related aftermarket

2005E

•                  Volume impacted by reduced new OE platform rollouts and delays in the Federal Transportation Bill

•                  2004/2005 pricing initiatives gaining traction

Flat Revenue in 2005 After a Strong 2004

Margin Development

[CHART]

2004

•                  Strong volume

•                  Telecom product discontinuance

•                  Higher labor and commission costs

2005E

•                  Pricing strength

•                  Unfavorable mix, driven by Transportation Bill delay

•                  Telecom recovery

Long-Term Margin Target of 13% -15%

Positioning

•                  Strong franchises

•                  Market leaders

•                  Solid cash flow

•                  Niche businesses

•                  North American focus

Products

[GRAPHIC]	[GRAPHIC] HDTV Broadcast Antenna

High Voltage Transformer

[GRAPHIC]

Hydraulic Pump

Attractive Niche Businesses

Financial Summary

($’s in millions)

	2003	2004	2005E
Revenue	$1,268	$1,346	$1,275
% growth	(6)%	6%	(5)%

Organic Growth	(17)%	5%	(3)%

Segment Income	$98	$57	$95
% margin	7.7%	4.3%	7.4%

Return on Assets (1)	N/A	4.9%	8.0%

Capital Spending	$17	$14	$30

(1)          Return on assets equals segment income divided by net assets including goodwill and intangibles at 12/31/2004

Operating Focus

•                  Strengthen business processes: “back to basics”

•                  Execute key manufacturing initiatives (e.g. Lean)

•                  Evaluate business portfolio

•                  Continuing recovery in most end markets: automotive soft

$38m Estimated Increase in Segment Income for 2005

Revenue Growth

($’s in millions)

[CHART]

2004

•                  Volume increase impacted by:

•                  Transformer market

•                  Security services

•                  Automotive

•                  Volume offset by a decline in broadcast

•                  Stable pricing in 2004

2005E

•                  Volume decline driven by:

•                  Targeted reduction in unprofitable customers

•                  Automotive build rates

•                  Pricing strengthening across the platform

•                  Planned product line divestitures

Re-Focus Businesses on Operations and Profitability

Margin Development

[CHART]

2004

•                  Strong volume

•                  Unfavorable commodity costs

•                  Dock Products restructuring

•                  Higher benefit and risk management costs

2005E

•                  Pricing strength expected to offset commodity increases

•                  Dock Products recovery

•                  Cost reduction initiatives

Targeting Long-Term Margins of 10% -12%

2005 Segment Targets

	Full Year
($’s in millions)	2004	2005E	Comments

Thermal
Revenues	$1,065	$1,185	• Asia and services market expansion
Segment Income	$127	$127	• Increased mix of lower margin dry cooling towers
Segment margin	11.9%	10.7%

Flow Technology
Revenues	$869	$900	• Mid single-digit organic growth
Segment Income	$105	$114	• Valves integration, Lean focus
Segment margin	12.1%	12.7%

Test & Measurement
Revenues	$1,093	$1,110	• Incremental revenue and income growth from 2004 acquisitions
Segment Income	$128	$131
Segment margin	11.7%	11.8%

Industrial
Revenues	$1,346	$1,275	• Reduced sales to unprofitable customers
Segment Income	$57	$95	• Improved operations at Dock, raw material cost recovery
Segment margin	4.3%	7.4%

Stabilization and Operating Improvement Expected in 2005

Operating Initiatives

Lean Manufacturing	Focus	Supply Chain Management

Information Technology		New Product Development

Emerging Markets: China		Organizational Development

Initiatives are Focused on Operational Improvement

Lean Manufacturing – Implementation

Assess	Determine each individual business’ ability to apply Lean Manufacturing in an accelerated environment. Early projects will be cost focused

Identify	Identify projects to improve productivity and eliminate waste. Project selection based on potential to apply Lean and Six Sigma techniques

Train	Training will be used at all business units to teach Lean Manufacturing methods and tools

Continuous Improvement	Business performance reviews will include reviews of Lean Manufacturing progress and best practices evaluations

Lean Manufacturing Methods Taught by Experienced SPX Leaders

Supply Chain Management

OBJECTIVE

Drive sustained year-over-year improvements in entire Supply Chain process

PROCESS

Functional Area	Major Goal

Demand Management	Streamline Sales and Operations Planning

Materials Management	Lower Inventory Optimize Customer Order Fill Rates

Sourcing	Optimize spend and establish better line of sight on $1b commodity spend

Distribution/Logistics	Freight Cost Reduction Optimize Across Continents Improve Customer Satisfaction

Broadened Corporate Wide Initiative to Drive Cost Reduction

New Product Development

Business Review Assessment:

•                  New product development focus and R&D spend are not consistent across SPX

•                  Stable and growing businesses have more clearly defined processes in place

Strategy:

•                  Strengthen links between commercial and development portions of the businesses

•                  Provide adequate engineering resources

•                  Focus R&D spend on areas of highest expected return

•                  Leverage best practices across SPX (e.g. Service Solutions)

Increased Focus on R&D and Innovation
To Fuel Organic Growth

OTC

[GRAPHIC]

Actron

[GRAPHIC]

AutoXray

[GRAPHIC]

Complete Product Family From OE Technicians to DIY’s

Organizational Development

Leadership Development

•                  Develop leaders at all levels

•                  Strengthen functional talent

•                  Attract and retain talent

PROMOTE
CONTINUOUS
LEARNING
ACROSS
ORGANIZATION

Lean Manufacturing and Supply Chain Training

•                  Continuous improvement practices configured for each business

•                  Common templates and training to assure consistent results

•                  Dock-to-dock supply chain management skills

Focus on Solutions for Customers

•                  Stay close to customers’ core needs

•                  Configure and bundle solutions for highest value

•                  Develop new offerings with innovative consistency to drive organic growth

•                  Define sales, marketing, new products, pricing, and streamlined analytical tools from the customer solution point of view

Commitment to Organizational Development
Supports Continuous Improvement Targets

SPX in China

[GRAPHIC]

	2002		2003		2004
Key Indicators:
• Sales	$56	m	$115	m	$170	m
• Sourcing	$60	m	$90	m	$110	m
• Headcount			1,350		1,711
• Production sq. ft.			800	k	850	k

Strategy:

•                  Continue aggressive sales and sourcing growth

•                  Leverage back-office infrastructure

•                  Migrate Lean and Supply Chain best practices

•                  Strong recruitment and organizational development in place

Accelerate Profitable Growth in China

SPX Entities in China

[GRAPHIC]

Increased Presence in All Major Markets

Information Technology

Business Review Assessment:

•                  Business units with solid systems have consistently better financial performance and predictability

Strategy:

•                  Consolidate decentralized data centers into three regional platforms

•                  Provide solid ERP platforms to reduce costs and enhance business tools

•                  Rationalize ERP legacy systems

•                  Focus capital expenditures on three core segments

Increased Investment Improves
Operational Performance and Financial Visibility

Capital Spending Analysis

2000-2001: Significant systems and new plant investments

2002-2004: Bolt-on acquisition activity and manufacturing footprint growth in low cost countries kept spending low

2005+: Modeling 100% of depreciation, committed to investing in core growth platforms and to improve businesses with information systems improvements

Note: 2001 – 2004 data includes discontinued operations

Capital Spending           ($’s in millions)

[CHART]

Capital Spending/Depreciation

[CHART]

Expecting Capital Spending to Increase to 100% of Depreciation

Agenda

Chris Kearney	Key Messages

Jay Caraviello	Operational Review
Tom Riordan	and Operating Initiatives

Patrick O’Leary	2004 Financial Results
2005 Financial Strategy and Guidance

Chris Kearney	Closing

All	Q&A

2004 Q4 Review

	Three months ended Dec. 31,
($’s in millions, except per share data)	2003	2004	V %	Comments

Revenues	$1,120	$1,185	6%	• Acquisition growth

Segment Income	$149	$129	-14%	• Valves inefficiencies, raw material cost
% Margin	13.3%	10.9%		increases; 2003 environmental cost
				reductions

Corporate Expense	$17	$53	209%	• Legal expenses, executive retirement
				costs, SarBox

Asset Impairments	—	$175		• Fluid Power, Radiodetection, TPS

Other Income / (Expense)	$43	$(6)	-114%	• 2003 Microsoft legal settlement

Free Cash Flow	$324	$124	-62%	• 2003 Microsoft settlement ($60m), 2004 A/R factoring ($30m)

Note: Income statement results for both periods exclude impact from discontinued operations

Disappointing Operating Performance, Increased Corporate
Expenses and Asset Impairments Led to Operating Loss

2004 Full Year Review

($’s in millions, except per share data)	2003	2004	V %	Comments

Revenues	$3,816	$4,372	15%	• 4% organic growth

Segment Income	$459	$416	-9%	• Raw material cost increases, operating
% Margin	12.0%	9.5%		inefficiencies at Dock Products, Valves

Corporate Expense	$53	$101	89%	• Legal expenses, executive retirement
				costs, SarBox

Asset Impairments	—	$247		• Dock Products, Fluid Power, Radiodetection, TPS

Other Income / (Expense)	$47	$(9)	-119%	• 2003 Microsoft legal settlement

Free Cash Flow	$552	$125	-77%	• $195m investment in working capital,
				2003 Microsoft legal settlement ($60m)

Adjusted EBITDA	$566	$441	-22%

Note: Income statement results for both periods exclude impact from discontinued operations

Disappointing Operating Performance and Asset
Impairments Led to Operating Loss

SFAS 142 Asset Impairments

1)              Annual impairment testing of all goodwill and indefinite lived intangible assets performed in Q4 in connection with long-range forecasting process

2)              Change in market condition or estimates can trigger impairment in any period that the change becomes known

3)              Impairments recorded in 2004:

•                  Dock Products – operating losses in first 9 months of 2004 led to impairment in Q3 2004

•                  $71.5m pre-tax charge

•                  Annual testing in 2004 indicated impairments existed at:

•                  Fluid Power: $60.3m pre-tax

•                  Radiodetection: $89.4m pre-tax

•                  TPS: $25.6m pre-tax

Operating and End Market Difficulties Led to Impairments
Totaling $247 Million for 2004

2004 Segment Results

($’s in millions)		December Expectations	Actual	Change	Comments

Technical	Revenue	$935	$564	$(371)	Kendro moved to discontinued operations;
	Segment Income	$109	$46	$(63)	Pension impact +$1.3
	% Margin	11.6%	8.1%

Industrial	Revenue	$1,090	$1,091	$1	Operating inefficiencies at Dock and Fluid
	Segment Income	$68	$63	$(5)	Power; One-time environmental charge
	% Margin	6.2%	5.8%		Pension impact +1.4

Flow	Revenue	$1,090	$1,067	$(23)	Lower volume at Process Equipment;
	Segment Income	$146	$145	$(1)	Pension impact + $1.7
	% Margin	13.4%	13.6%

Cooling	Revenue	$810	$780	$(29)	Cofimco moved to discontinued operations,
	Segment Income	$77	$69	(8)	Timing of contracts
	% Margin	9.5%	8.9%		Pension impact +0.5

Service	Revenue	$890	$870	$(20)	2 product lines moved to discontinued
Solutions	Segment Income	$87	$93	$6	operations; Pension impact + $2.2
	% Margin	9.8%	10.7%

Total	Segment Income	$486	$416	$(70)

Pension Impact Removed from Segment Results;
Kendro, Cofimco, Two Small Product Lines Discontinued

Bridge to December Expectations

($’s in millions)

Free Cash Flow

December Expectations	$80

Accounts Receivable	45	Timing of receipts

2004 Actual	$125

Segment Income

December Expectations	$486

Discontinued Operations	(71)	Kendro, Cofimco & 2 small product lines

Pension exclusion	7	Reported as a separate line item

Operations	(6)	Cooling Technologies, Dock, Fluid Power

2004 Actual	$416

$45m Stronger Q4 Cash Flow Than Expected;
Segment Income $6m Lower Than Expected

2004 Annual Cash Flow

•                  2004 free cash flow of $125m (1)

•                  Significantly lower than prior year and historical strong performance

•                  Driven by $195m working capital investment:

•                  $250m working capital increase through nine months

•                  Q4 working capital decrease of $55m

•                  2004 capital expenditures of $55m (1)

(1) Includes discontinued operations

Disappointing 2004 Cash Flow Performance

2004 Working Capital Analysis

($’s in millions)

2004 Working Capital Investment

Thermal	$(80)

Test & Measurement	(54)

Hamon Working Capital Investment	(30)

Discontinuance of Accounts Receivable Factoring Program	(30)

Other Operations	(1)

Working Capital Investment	$(195)

Working Capital Investment Overview

•                  Organic revenue growth of 4%:

•                  Led to increase in receivables

•                  Inventory build

•                  Concentrated in two businesses:

•                  Thermal Equipment & Services:

•                  China/dry cooling growth ($42m)

•                  Contract timing ($23m)

•                  Vendor pressure / steel supply ($15m)

•                  Service Solutions:

•                  Q4 volume ($22m)

•                  Inventory build & customer timing issues ($20m)

•                  Acquisitions ($12m)

•                  Targeting improvement over next 12-24 months

Operating Focus on Working Capital Reductions
To Recover 2004 Investment

2004 Divestiture Strategy

Identified as attractive niche businesses	Favorable M&A dynamics led to decision
to engage in sale
• Strong market positions	processes
• Technology leadership
• Lack significant scale	Attractive returns and improved financial flexibility
• High operating margins
• Acquisition environment:
• Large OEM consolidators
• Limited opportunity for	Unlock value for shareholders
further margin improvement
on a stand alone basis

EST, Kendro and Bomag

Major Divestitures Summary

($ in millions)	Revenue	OP	Proceeds (1)	Gain (1)
EST	$438	$73	$900	$605
Kendro	371	66	675	285
Bomag	506	43	400	140

Total	$1,315	$182	$1,975	$1,030

(1) After taxes

[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

Divestiture Strategy Yielding After-Tax Proceeds of ~$2 Billion
Book Gains of ~$1 Billion

Expected 2005 Available Capital

$ in millions
Availability
Cash at 12/31/04	$581
Unused revolving loan (net of LOC’s)	325
A/R securitization facility, net	100
2005E free cash flow	200
Net cash proceeds from BOMAG sale 1/3/2005	400
Expected net cash proceeds from EST/Kendro sales	1,575
Total Projected Availability	$3,181

Commited Payments
Q1 debt payment (1/7/05)	$(400)
Dividend payments	(76)
Remaining 2005 minimum debt payments	—
Net Projected Availability	$2,705

Note: Our ability to access these sources under our various facilities may be limited by the terms of our credit facility and/or indentures

Over $2.7b in Projected Available Liquidity
Will Create a Stable Situation While Operations Improve

Financial Strategy

Debt / Cash Flow Statistics

•      Maintain leverage within target range:

•      Gross debt to adjusted EBITDA: 1.5x – 2.0x

•      Focus on free cash flow conversion:

•      Target 100% of net income with appropriate capital expenditures

Dividend Policy

•      Prudent cash dividend, while maintaining leverage target:

•      Annual $1 per share

•      Dividend yield of ~2%

Conservative Financial Strategy
Focused on Stability and Flexibility

Pro Forma Balance Sheet

($’s in millions)	12/31/04		Discontinued Operations	Debt Reduction	Share (1) Repurchase	Pro forma

Cash	$581		$1,975	$(1,826)	$(450)	$280
Other Current Assets	3,333		(1,567)	—	—	1,766
Goodwill	2,078		—	—	—	2,078
Other Assets	1,636		—	—	—	1,636
Total Assets	$7,628		$408	$(1,826)	$(450)	$5,760

Other Current Liabilities	$1,762		$(622)	(20)	—	$1,120
Total Debt	2,526		—	(1,726)	—	800
Long-Term Liabilities	1,209		—	—	—	1,209
Shareholders’ Equity	2,132		1,030	(80)	(450)	2,632

Total Liabilities and Shareholders’ Equity	$7,628		$408	$(1,826)	$(450)	$5,760

Debt / Equity Ratio	118%					30%
Debt / Cap Ratio	54%					23%
Total Debt/Adj. EBITDA	3.85	x				1.81	x
Adj. EBITDA	$656	(2)				$441

(1)        Assumes 10m shares at $45 per share

(2)        Adjusted EBITDA including discontinued operations

Dramatic Improvement in Credit Statistics
Targeted 10m Share Repurchase After Debt Reduction

Debt Retirement Schedule

$’s in millions	12/31/2004	Projected Retirements	Pro forma

Revolving Credit Loan	$—	$—	$—
Tranch A Term Loan	191	(130)	62
Tranch B Term Loan	882	(875)	7
7.50% senior notes	473	(473)	—
6.25% senior notes	249	(249)	—
LYONs (zero coupon)	659	—	659
Other Debt	73	—	73

Total	$2,526	$(1,726)	$800

•      Potential LYONs put dates: $18m May 2005, $641m February 2006

•      Attractive refinancing options are available:

•      Cash on hand

•      Replacement convertible security

•      Public bond offering

•      Un-drawn revolver ($325m net)

New Capital Structure Primarily Comprised of Term Loans;
Outstanding Debt Reduced by 68%

Capital Allocation Methodology

Gross Debt to EBITDA	Excess Capital / Free Cash Flow Usage

> 2.0x	Debt reduction to return to leverage in
1.5x – 2.0x targeted range

• Return of capital to equity holders:

• Share repurchases based on internal fair value methodology
< 2.0x
• Acquisitions:

• Strategic focus in 3 growth platforms

Focused, Strategic Capital Allocation Methodology;
$65m Cash Dividend Returned to Shareholders Annually

SPX Peer Group Credit Analysis

Total Debt/EBITDA

[CHART]

Total Debt/Book Capitalization

[CHART]

Source: JPMorgan analysis

Peers: Pentair, ITT, Textron, Eaton, Crane, Parker Hannifin

New Credit Statistics in Line with Investment Grade Peers

New Capital Structure

•      Significantly less leverage:

•      Total Debt/Book Capital expected to be 23% down from 54%

•      Total Debt/EBITDA target of 1.81x down from 3.85x

•      Use cash asset sales proceeds and free cash flow:

•      Pay down $1.7 billion debt:

•      Retire senior notes and term loans

•      Total cash cost of ~$1.8 billion including note tender and other debt retirement costs

•      Target repurchase of 10m shares

Re-capitalization will Take Place After
Proceeds from Disposals are Received

Modeling Information

•      Moving to Pro Forma EPS:

•      Plan to exclude items such as:

•      Discontinued operations

•      Gain or loss on sale of business unit or product line

•      Deferred tax gains

•      Asset impairments

•      Debt retirement costs

•      Modeling Assumptions:

•      Debt retirement effective 1/1/2005:

•      Total of $1.7 billion paid down

•      Senior notes retired, additional term loan reduction

•      Equity repurchase effective 1/1/2005:

•      10m shares repurchased

•      No share increase from LYONs change in accounting

Moving to Pro Forma EPS in 2005

Q1 2005 Segment Targets

	First Quarter
($’s in millions)	2004	2005E	Comments
Thermal
Revenues	$225	$246	• Increase in service projects
Segment Income	$21	$16	• New facility start-up costs, product mix
Segment margin	9.3%	6.5%

Flow Technology
Revenues	$201	$216	• McLeod Russel acquisition
Segment Income	$28	$23	• Raw material surcharges
Segment margin	14.0%	10.8%

Test & Measurement
Revenues	$248	$242	• Delays in transportation bill
Segment Income	$24	$18
Segment margin	9.7%	7.4%

Industrial
Revenues	$332	$314	• Product line discontinuance
Segment Income	$19	$18
Segment margin	5.6%	5.6%

Challenging First Quarter;

Focused on Implementing Operating Initiatives

2005 Segment Targets

	Full Year
($’s in millions)	2004	2005E	Comments
Thermal
Revenues	$1,065	$1,185	• Asia and services market expansion
Segment Income	$127	$127	• Increased mix of lower margin dry cooling towers
Segment margin	11.9%	10.7%

Flow Technology
Revenues	$869	$900	• Mid single-digit organic growth
Segment Income	$105	$114	• Valves integration, Lean focus
Segment margin	12.1%	12.7%

Test & Measurement
Revenues	$1,093	$1,110	• Incremental revenue and income growth from 2004 acquisitions
Segment Income	$128	$131
Segment margin	11.7%	11.8%

Industrial
Revenues	$1,346	$1,275	• Reduced sales to unprofitable customers
Segment Income	$57	$95	• Improved operations at Dock, raw material cost recovery
Segment margin	4.3%	7.4%

Stabilization and Operating Improvement Expected in 2005

Pro Forma 2005E and 2006E

($ in millions, except per share data)	2004 Actual	Pro Forma 2005E (1)	2006E (2)

Revenues	$4,372	$4,470	+2 to 3%
Segment Income	416	467
% of revenues	9.5%	10.5%	+100 bps

Corporate overhead	(101)	(75)
Pension income (expense)	(23)	(38)
Stock-based compensation	(9)	(35)
Asset Impairments	(247)	—
Special charges	(46)	(20)
Operating income	$(9)	$299
% of revenues	-0.2%	6.7%

(1)                        Assumes the following transactions were executed as of January 1, 2005:

•      Sales of BOMAG, EST and Kendro yielding after-tax proceeds of approximately $2.0b

•      $1.7m of debt repurchased: senior notes retired, additional term loans paid down

•      10m shares of stock repurchased at $45 per share

Because we can not predict with any certainty the dates on which the above mentioned events will occur, it is not practical to provide a reconciliation of the pro forma 2005E financial model to GAAP measures.

(2)                        Because the 2006 estimated growth targets are based on a 10% - 12% projected increase over the 2005 pro forma estimate it is not practical to provide a reconciliation of the 2006 growth estimates to GAAP measures.

Targeting 100 bps Improvement in Segment Income in 2005

Pro Forma 2005E and 2006E

($ in millions, except per share data)	2004 Actual	Pro Forma 2005E (1)	2006E

Equity Earnings in J/V	26	28
Other Income/(Expense)	(9)	(0)
Interest Expense	(154)	(37)
Pre-Tax Income	$(146)	$288
Taxes	29	(115)
(Loss) income from continuing operations	$(117)	$173

Weighted Shares	74.3	64.0
Earnings Per Share	$(1.58)	$2.70	+10 to 12%

Adjusted EBITDA	$441	$506	+10 to 12%

(1)                        Assumes the following transactions were executed as of January 1, 2005:

•      Sales of BOMAG, EST and Kendro yielding after-tax proceeds of approximately $2.0b

•      $1.7m of debt repurchased: senior notes retired, additional term loans paid down

•      10m shares of stock repurchased at $45 per share

Because we can not predict with any certainty the dates on which the above mentioned events will occur, it is not practical to provide a reconciliation of the pro forma 2005E financial model to GAAP measures.

(2)                        Because the 2006 estimated growth targets are based on a 10% - 12% projected increase over the 2005 pro forma estimate it is not practical to provide a reconciliation of the 2006 growth estimates to GAAP measures.

Targeting Return to Double-Digit EPS Growth

Free Cash Flow

•      2005E target free cash flow of ~$200m

•      Targeting working capital improvement over the next 12-24 months

•      2005E includes $80m of capital spending

•      100% of depreciation

•     Targeting 100% conversion to net income long-term

Long-Term Target 100% Conversion of Net Income

Agenda

Chris Kearney	Key Messages

Jay Caraviello	Operational Review
Tom Riordan	and Operating Initiatives

Patrick O’Leary	2004 Financial Results
2005 Financial Strategy and Guidance

Chris Kearney	Closing

All	Q&A

SPX in 2005

Key Attributes of SPX

•      Leading Market Share Positions

•      Solid Free Cash Flow and Return on Capital Profile

•      Positive Organic Growth

•      Diverse End Markets

•      3 Scalable, Global Platforms for Future Growth

•      Strong Balance Sheet with Significant Financial Flexibility

•      Strong Values and Culture

New Segments 2005E Revenues

[CHART]

Simplified Structure
Improved Focus

Key Messages

•                  Good corporate governance and transparency for the benefit of all stakeholders

•                  Mainstream executive compensation plan

•                  Centralized operational management structure

•                  Focus on operational improvement

•                  Disciplined approach to acquisitions and capital investment

Management Team Committed to Driving Improved Value

Agenda

Chris Kearney	Key Messages

Jay Caraviello	Operational Review
Tom Riordan	and Operating Initiatives

Patrick O’Leary	2004 Financial Results
2005 Financial Strategy and Guidance

Chris Kearney	Closing

All	Q&A

Appendix

[GRAPHIC]

[LOGO]

Executive Biographies

[PHOTO]

Christopher J. Kearney, 49, was named President and Chief Executive Officer of SPX on December 8, 2004.  He joined the company in February 1997 as Vice President, Secretary and General Counsel and an officer of the company.  Prior to joining SPX he was Senior Vice President and General Counsel of Grimes Aerospace Company, a leading manufacturer of aircraft lighting equipment, engine system components and electronic systems.  His business experience also includes positions at Borg-Warner Chemicals as Senior Attorney and Senior Counsel at General Electric’s global materials business.  Mr. Kearney holds an undergraduate degree from the University of Notre Dame and a law degree from DePaul University Law School.

[PHOTO]

Jay Caraviello, 45, was named Executive Vice President and Chief Operating Officer on December 8, 2004.  Mr. Caraviello joined SPX Corporation in 1997 at the Service Solutions business.  He also held positions as President of the company’s Lightnin business and Bran & Luebbe before being named President of SPX’s Cooling Technologies and Services business in March 2002.  Mr. Caraviello was elected an officer of SPX in February 2003.  Prior to joining SPX, he spent fifteen years with General Electric. He holds a Bachelor of Science degree in Business Administration from the University of Massachusetts Business School and a Masters of Science degree in Management from Purdue University.

[PHOTO]

Robert B. Foreman, 47, was named Senior Vice President, Human Resources on December 8, 2004.  He joined SPX Corporation in April 1999 as Vice President, Human Resources and an officer of the company.  Mr. Foreman joined SPX from PepsiCo, where he was Vice President Human Resources for Frito-Lay International, based in Dallas, Texas.  During his 14 years with PepsiCo, he spent 7 years in Asia where he worked in both the Pepsi and Frito-Lay businesses, across 25 countries throughout Asia, the Middle East and Africa.  A graduate of the State University of New York Geneseo, he holds a Bachelor of Arts degree in political science.

[PHOTO]

Patrick J. O’Leary, 47, was named Executive Vice President and Chief Financial Officer on December 8, 2004.  He joined SPX in September 1996 as Vice President, Finance, Treasurer and Chief Financial Officer and an officer of the company.  Mr. O’Leary began his career in business in 1978 at Deloitte & Touche as a Chartered Accountant at the firm’s offices in Southampton and London, England.  From 1982 to 1988, he served in various managerial capacities with Deloitte & Touche and was a Partner in the firm’s Boston office from 1988 to 1994.  He joined Carlisle Plastics, Inc., in 1994 as Chief Financial Officer and a director.  He holds a Bachelor of Science degree in Accounting and Law from the University of Southampton (England).

[PHOTO]

Thomas J. Riordan, 48, was named Executive Vice President and Chief Operating Officer on December 8, 2004.  He joined SPX in February 1996 as President of the OE Tool and Equipment Group.  He was elected an officer of the company in August 1997, and was named President of Service Solutions in October 1997.  In May 2001, he was named President, Transportation and Industrial Solutions and in May 2004, he was named President of the company’s Technical and Industrial Systems group.  Mr. Riordan began his career in 1979 at Borg-Warner Automotive.  In 1989, he joined J. I. Case and was appointed Vice President, European Manufacturing in 1990. He held general management positions at IVEX Corporation (1991-1994) and at CSMI (1994-1996).  He holds a Bachelor of Science degree in Industrial Engineering from Northwestern University and a Master of Science degree in Industrial Administration from Purdue University.

Executive Leadership Team

2005 Organic Revenue Growth Reconciliation

	Projected Year ended December 31, 2005
	Net Revenue Growth(Decline)	Acquisitions/ Divestitures	Foreign Currency	Organic Revenue Growth/(Decline)
Thermal Equipment and Services	10%	-1%	0%	11%

Flow Technology	5%	2%	0%	3%

Test and Measurement	1%	2%	0%	-1%

Industrial Products and Services	-3%	1%	0%	-3%

	Year ended December 31, 2004
	Net Revenue Growth	Acquisitions/ Divestitures	Foreign Currency	Organic Revenue Growth/(Decline)
Thermal Equipment and Services	21%	11%	4%	6%

Flow Technology	18%	17%	4%	-2%

Test and Measurement	17%	5%	3%	9%

Industrial Products and Services	6%	0%	1%	5%

Consolidated	15%	8%	3%	4%

	Year ended December 31, 2003
	Net Revenue Growth(Decline)	Acquisitions/ Divestitures	Foreign Currency	Organic Revenue Growth/(Decline)
Thermal Equipment and Services	29%	20%	4%	6%

Flow Technology	8%	8%	5%	-5%

Test and Measurement	6%	-3%	4%	5%

Industrial Products and Services	-6%	10%	1%	-17%

Free Cash Flow Reconciliations to GAAP Financial Measures

	Twelve Months Ended December 31,			Quarter Ended December 31,
($ in millions)	2003*	2004	2005E	2003*	2004

Net cash from continuing operations	$418.8	$19.8	$260.0	$269.5	$96.3
Capital expenditures	(39.0)	(40.2)	(80.0)	(11.8)	(9.9)
	$379.8	$(20.4)	$180.0	$257.7	$86.4

Net cash from discontinued operations	$203.4	$159.9	$20.0	$70.2	$42.1
Capital expenditures - discontinued ops	(31.5)	(14.4)	—	(4.0)	(4.5)
	$171.9	$145.5	$20.0	$66.2	$37.6

Free Cash Flow	$551.7	$125.1	$200.0	$323.9	$124.0

* Includes cash of $60m from Microsoft patent settlement

Adjusted EBITDA Reconciliations to GAAP Financial Measures

	Twelve Months Ended December 31,
($ in millions)	2003	2004		2005E

Net (loss) income	$236.0	$(17.1)		$173.0
Income from discontinued operations	(98.6)	(100.6)		—
Income tax provision (benefit)	105.6	(28.6)		115.0
Interest expense	187.7	154.0		37.0
Earnings from continuing operations before interest and taxes	$430.7	$7.7		$325.0

Depreciation expense	$80.5	$77.9		$83.0
Intangible amortization expense	9.1	19.2		18.0
EBITDA from continuing operations	$520.3	$104.8		$426.0

Adjustments:
Special Charges	$44.7	$45.5		$20.0
Non-Cash Asset Impairments	—	246.8		—
Non-Cash pension expense (income)	(4.9)	9.9		25.0
Non-Cash stock compensation expense	5.6	9.1		35.0
Other (1)	—	25.1		—
Adjusted EBITDA from continuing operations	$565.7	$441.2		$506.0

EBITDA from discontinued operations		214.4
Adjusted EBITDA		$655.6

Total Debt / Adjusted EBITDA from continuing operations		1.81	x
Total Debt / Net Income from continuing operations		-46.78	x

(1)        Other items for 2004 includes a $7.5m inventory write-down, a $3.9m note write-off, $8.1m of non-cash expenses related to executive retirement and $5.6m of other items.

Adjusted EBITDA from Discontinued Operations

Year Ended December 31, 2004

Operating profit from discontinued operations	$189.5

Depreciation and amortization from discontinued operations	24.9

Adjusted EBITDA from discontinued operations	$214.4

•                  SPX Corporation shareholders are strongly advised to read the proxy statement relating to SPX Corporation’s 2005 annual meeting of shareholders when it becomes available, as it will contain important information.  Shareholders will be able to obtain this proxy statement, any amendments or supplements to the proxy statement and any other documents filed by SPX Corporation with the Securities and Exchange Commission for free at the Internet website maintained by the Securities and Exchange Commission at www.sec.gov.  In addition, SPX Corporation will mail the proxy statement to each shareholder of record on the record date to be established for the shareholders’ meeting.  Copies of the proxy statement and any amendments and supplements to the proxy statement will also be available for free at SPX Corporation’s Internet website at www.spx.com or by writing to Investor Relations, SPX Corporation, 13515 Ballantyne Corporate Place, Charlotte, North Carolina 28277, telephone (704) 752-4400.

•                  SPX Corporation, its executive officers and directors may be deemed to be participants in the solicitation of proxies for SPX Corporation’s 2005 annual meeting of shareholders. Information regarding these participants is contained in a filing under Rule 14a-12 filed by SPX Corporation with the Securities and Exchange Commission on March 2, 2005.

[GRAPHIC]

The presentation contains disclosure regarding free cash flow, which is defined as cash flows from operating activities less capital expenditures. Our management believes that free cash flow can be a useful financial measure for investors in evaluating the cash flow performance of multi-industrial companies, since it provides insight into the amount of cash available to fund such things as equity repurchases, dividends, debt reduction and acquisitions or other strategic investments. In addition, free cash flow is one of the factors used by our management in internal evaluations of the overall performance of our business. Free cash flow, however, is not a measure of financial performance under GAAP, should not be considered a substitute for cash flows from operating activities as determined in accordance with GAAP as a measure of liquidity, and may not be comparable to similarly titled measures reported by other companies. In addition, free cash flow is not a direct measure of cash flow available for discretionary spending, since non-discretionary expenditures, such as debt service, are not deducted from free cash flow.

The presentation contains disclosure regarding organic revenue growth, which is defined as revenue growth excluding the effects of foreign currency fluctuations and acquisitions and divestitures.  Our management believes that this metric can be a useful financial measure for investors in evaluating the normal operating performance of the company for the periods presented because it excludes items that are either not completely under management’s control or not an accurate reflection of the underlying growth of the company.  In addition, organic revenue growth is one of the factors used by our management in internal evaluations of the overall performance of our business.  This metric, however, is not a measure of financial performance under GAAP and should not be considered a substitute for revenue growth as determined in accordance with GAAP.

The presentation contains disclosure regarding EBITDA, Adjusted EBITDA and ratios related to EBITDA and Adjusted EBITDA.  EBITDA is defined as earnings before interest, taxes, depreciation and amortization.  Adjusted EBITDA is defined as EBITDA less special charges, non-cash asset impairments, non-cash pension expense (income), non-cash stock compensation expense, inventory write-downs, a note receivable write-off, non-cash expenses related to executive retirement and other non-recurring non-cash items.  Our management believes that EBITDA and Adjusted EBITDA can be useful financial measures for investors in evaluating the earnings performance and cash generation of multi-industrial companies, since they provide insight into the amount of cash generated to fund such things as equity repurchases, dividends, debt reduction and acquisitions or other strategic investments. In addition, EBITDA and Adjusted EBITDA are two of the factors used by our management in internal evaluations of the overall performance of our business. EBITDA and Adjusted EBITDA, however, are not measures of financial performance under GAAP, should not be considered a substitute for net income or income from operating activities as determined in accordance with GAAP, and may not be comparable to similarly titled measures reported by other companies.

The presentation also includes pro forma 2004 balance sheet items.  The pro forma 2004 balance sheet items are financial results for 2004 excluding discontinued operations and assuming $1.7 billion of debt repurchased and 10 million shares of common stock repurchased at $45 per share.  Our management believes that the pro forma 2004 financial results can be useful

E-1

to investors in evaluating the future capital structure of the company.  The pro forma 2004 balance sheet items, however, are not calculated in accordance with GAAP and should not be considered a substitute for GAAP financial statements.

The presentation also includes pro forma 2005E income statement items and 2006E growth percentages.  The pro forma 2005E income statement items are estimated financial results for 2005 assuming that the following transactions were executed as of January 1, 2005: sales of BOMAG, EST and Kendro yielding after-tax proceeds of approximately $2.0 billion, $1.7 billion of debt repurchased and 10 million shares of common stock repurchased at $45 per share.  Our management believes that the pro forma 2005E income statement items can be useful to investors in evaluating the future financial results of the company.  The pro forma 2005E financial results, however, are not calculated in accordance with GAAP and should not be considered a substitute for GAAP financial statements.  The pro forma 2006 growth percentages are estimated growth targets based on a 10-12% projected increase over the 2005 pro forma estimates.  Our management believes that the pro forma 2006E percentages can be a useful to investors in evaluating the estimated future financial results of the company. The pro forma 2006E growth percentages, however, are not calculated in accordance with GAAP and should not be considered a substitute for GAAP measures.

E-2